SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 27, 1998



                   YURIE SYSTEMS, INCORPORATED
     (Exact name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:  Delaware

Commission File No.:  0-36413

I.R.S. Employer Identification No.:  52-1778987

Address of principal executive offices:      8301 Professional Place
                                             Landover, Maryland 20785-2237

Registrant's telephone number, including area code:  (301) 352-4600

Former name or former address, if changed since last report:  Not applicable

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ITEM 5.  OTHER EVENTS.

     On April 27, 1998, Yurie Systems, Inc. and Lucent Technologies Inc. issued a joint press release announcing that Yurie Systems, Inc. will be acquired by Lucent Technologies Inc. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1      Press Release dated April 27, 1998.









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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              YURIE SYSTEMS, INC.


                              By:  /s/  Harry D'Andrea
                                   ----------------------
                                   Harry D'Andrea
                                   Chief Financial Officer
                                       and Treasurer


Dated:  April 27, 1998


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                          EXHIBIT INDEX


             Exhibit   Description
             -------   -----------
               99.1    Press Release dated April 27, 1998.